EXHIBIT 99.1

MDA HOLDINGS, INC. AND

SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended December 31, 2007 and 2006

MDA HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
TABLE OF CONTENTS
For the Years Ended December 31, 2007 and 2006

Page(s)

Independent Auditors’ Report	1-2

Consolidated Financial Statements:

Balance Sheets	3-4

Statements of Income	5

Statements of Changes in Shareholders’ Equity	6

Statements of Cash Flows	7-8

Notes to Consolidated Financial Statements	9-17

Supplemental Schedules:

Consolidating Balance Sheet - MDA Holdings, Inc. and Subsidiaries	18

Consolidating Statement of Income - MDA Holdings, Inc. and Subsidiaries	19

Consolidating Statement of Cash Flows - MDA Holdings, Inc. and Subsidiaries	20

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

MDA Holdings, Inc. and Subsidiaries

Norcross, Georgia

We have audited the accompanying consolidated balance sheets of MDA Holdings, Inc. and Subsidiaries as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholders’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the financial statements of Jamestown Indemnity, LTD, a wholly owned subsidiary, which statements reflect total assets of $10,458,568 and $7,423,454 as of December 31, 2007 and 2006, respectively, and total revenues of $3,245,500 and $3,161,000 for the years ended December 31, 2007 and 2006, respectively. Those statements were audited by other auditors whose report has been furnished to us, and in our opinion, insofar as it relates to the amounts included for Jamestown Indemnity, LTD, is based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MDA Holdings, Inc. and Subsidiaries as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial information listed as supplemental schedules in the table of contents is presented for purposes of additional analysis and is not a required part of the financial statements of MDA Holdings, Inc. and Subsidiaries. The information has not been subjected to the auditing procedures applied in the examination of the basic financial statements, and accordingly, we express no opinion on it.

As discussed in Note 15 to the financial statements, the 2007 financial statements have been restated to correct a misstatement.

Moore & Cubbedge, LLP

April 16, 2008,

Except for note 15, as to which the date is November 19, 2008

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS December 31, 2007 and 2006

Assets

	Restated 2007	2006
Current Assets:
Cash	$10,411,543	$3,210,550
Restricted cash	5,000,000	5,000,000
Receivables:
Trade - net of allowance of $928,738 and $1,222,297	12,777,565	13,962,256
Unbilled receivables	6,610,711	6,704,131
Due from employees	29,229	9,205
Other	88,216	38,594
Prepaid expenses	152,826	1,070,159
Income tax receivable	7,094	275,616

Total Current Assets	35,077,184	30,270,511

Property and Equipment, at cost:
Furniture and equipment	1,043,183	936,218
Leasehold improvements	354,468	188,752
Computers and software	2,279,830	1,058,089
WIP - Internally developed software	894,192	—
	4,571,673	2,183,059
Less accumulated depreciation and amortization	(1,839,232)	(1,445,763)

Net Property and Equipment	2,732,441	737,296

Other Assets
Deposits	27,742	—

Total Assets	$37,837,367	$31,007,807

See accompanying notes to the consolidated financial statements.

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (Continued) December 31, 2007 and 2006

Liabilities and Shareholders' Equity

	Restated 2007	2006
Current Liabilities:
Bank overdraft	$1,936,605	$2,764,560
Line of credit	—	—
Accounts payable	963,431	883,551
Accrued provider payroll	3,582,464	4,728,240
Accrued commissions, bonuses and vacation	2,259,990	2,086,499
Accrued income taxes	5,851	55,610
Outstanding claims reserve	558,970	77,528
IBNR reserve	6,382,395	5,008,165
Other accrued liabilities	681,510	533,203
Redemption notes - current portion	186,570	—
Term notes - current portion	112,729	—
ESOP notes - current portion	915,326	—

Total Current Liabilities	17,585,841	16,137,356

Long-Term Liabilities:
Accrued incentive	1,409,386	—
Redemption notes, net of current portion	5,205,249	6,189,666
Term notes, net of current portion	3,887,271	4,000,000
ESOP notes, net of current portion	28,131,601	29,846,927

Total Long-Term Liabilities	38,633,507	40,036,593

Total Liabilities	56,219,348	56,173,949

Shareholders' Equity:
Common stock, no par value; 100,000,000 authorized; 402,607 shares issued and outstanding	—	—
Retained earnings	9,398,870	4,491,517
Contra equity - unearned ESOP shares	(27,780,851)	(29,657,659)

Total Shareholders' Equity	(18,381,981)	(25,166,142)

Total Liabilities and Shareholders’ Equity	$37,837,367	$31,007,807

See accompanying notes to the consolidated financial statements.

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME For the Years Ended December 31, 2007 and 2006

	Restated 2007	2006

Sales	$158,022,031	$146,781,661

Cost of services	117,933,490	112,236,542

Gross profit	40,088,541	34,545,119

Operating expenses:
Selling, general and administrative expenses	29,629,635	23,974,147
ESOP administrative expenses	149,040	168,873
ESOP compensation expense	1,981,347	330,335

Operating income	8,328,519	10,071,764

Other income (expense):
Interest income	643,793	251,548
Interest expense	(3,522,169)	(3,826,258)
Miscellaneous	358,020	398,430

Total other income (expense)	(2,520,356)	(3,176,280)

Income from continuing operations before income taxes	5,808,163	6,895,484

Income tax (expense) benefit:
Current	(368,986)	378,775
Deferred	—	(380,702)

Total income tax (expense) benefit	(368,986)	(1,927)

Income from continuing operations	5,439,177	6,893,557

Discontinued operations:
Loss from operations of discontinued component	(636,364)	(410,515)

Net income	$4,802,813	$6,483,042

See accompanying notes to the consolidated financial statements.

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY For the Years Ended December 31, 2007 and 2006

	Common Stock	Additional Paid-in Capital	Retained Earnings	Unearned ESOP Shares	Total

Balance, December 31, 2005	$—	$—	$(1,771,957)	$(30,207,562)	$(31,979,519)

Release of ESOP shares	—	—	(219,568)	549,903	330,335

Net Income	—	—	6,483,042	—	6,483,042

Balance, December 31, 2006	—	—	4,491,517	(29,657,659)	(25,166,142)

Release of ESOP shares	—	—	104,540	1,876,808	1,981,348

Net Income (restated)	—	—	4,802,813	—	4,802,813

Balance, December 31, 2007 (restated)	$—	$—	$9,398,870	$(27,780,851)	$(18,381,981)

See accompanying notes to the consolidated financial statements.

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS For the Years Ended December 31, 2007 and 2006

	Restated 2007	2006

Cash Flows from Operating Activities:

Net income	$4,802,813	$6,483,042

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	393,469	319,113
Non-cash ESOP expense	1,981,347	330,335
Deferred income taxes	—	380,702

Changes in operating assets and liabilities:
Restricted cash and cash equivalents	—	(2,500,000)
Receivables	1,208,465	(557,891)
Prepaids	1,760,554	(303,057)
Income tax receivable	268,522	572,012
Deposits	(27,742)	5,000
Accounts payable	79,880	390,567
Bank overdraft	(827,955)	(80,030)
Accrued provider payroll	(1,145,776)	(30,380)
Accrued commissions, bonuses, and vacation	1,582,877	178,183
Losses payable	(16,882)	—
Unearned premium reserve	(787,000)	—
Other accrued liabilities	108,969	(269,563)
Accrued income taxes	(49,759)	23,610
IBNR Reserve	1,855,672	2,764,665

Total adjustments to net income	6,384,641	1,223,266

Net cash provided by operating activities	11,187,454	7,706,308

Cash Flows from Investing Activities:

Purchase of property, equipment and software	(2,388,614)	(436,761)

Net cash used in investing activities	(2,388,614)	(436,761)

Continued on next page

See accompanying notes to the consolidated financial statements.

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS For the Years Ended December 31, 2007 and 2006

	Restated 2007	2006
Cash Flows from Financing Activities:
Term note borrowings	—	4,000,000
Repayments on revolving line of credit	—	(5,526,560)
Principal payments on ESOP notes payable	(800,000)	(1,853,026)
Principal payments on redemption notes payable	(797,847)	(2,276,939)

Net cash used in financing activities	(1,597,847)	(5,656,525)

Net increase in cash	7,200,993	1,613,022

Cash at beginning of year	3,210,550	1,597,528

Cash at end of year	$10,411,543	$3,210,550

Supplemental Disclosures:
Interest paid in cash	$3,522,169	$3,826,258
Income taxes paid in cash	$378,920	$216,847

See accompanying notes to the consolidated financial statements.

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

1)  Summary of Significant Accounting Policies:

Organization and Purpose

MDA Holdings, Inc. and Subsidiaries (the “Company”) is primarily engaged in providing staffing solutions to the healthcare community throughout the United States. The Company is also engaged in credentialing and licensing services and provides medical professional liability insurance to the Company through the "Captive".

Principles of Consolidation

The accompanying financial statements include the accounts of all wholly-owned subsidiaries after elimination of all significant intercompany items and transactions. The affiliated companies included within the consolidated financial statements and their related business activities are as follows:

Medical Doctors Associates, Inc.

Medical Doctors Associates, Inc. provides locum tenens and permanent physician staffing solutions to the healthcare community throughout the United States.

Allied Health Group, Inc.

Allied Health Group, Inc. services health care clients with staffing needs in the mid-level or allied health care provider role (Physician Assistants, Nurse Practitioners, Physical Therapist, and Occupational Therapist) on a temporary and permanent basis. The purpose of AHG is to meet the needs of the changing health care industry through the use of quality mid-level health care providers while containing cost and promoting efficiency.

Credent Verification and Licensing, Inc.

Credent is a national, full-service Credentials Verification Organization (CVO) specializing in credentialing and licensing services. The Company discontinued the credentialing and licensing activities of Credent during 2007. See Note 13.

Jamestown Indemnity, LTD

In April 2005, the Company incorporated Caduceus Ltd. (the “Captive”) under the Companies Law of the Cayman Islands. Subsequently, in August 2005, the Captive was renamed Jamestown Indemnity, LTD and in September 2005 obtained an unrestricted Class “B” Insurer’s License, subject to the provisions of the Cayman Islands Insurance Law. The Captive provides medical professional liability reinsurance, which follows the fortunes of an underlying insurance policy of the Company and its subsidiaries for medical professional liability insurance reinsurance. In most States, the underlying policy has a deductible of the first $500,000 of each occurrence, inclusive of defense costs, and the Company reinsures that risk with the

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

1)

Significant Accounting Policies (Continued):

Captive. The Captive’s reinsurance policy is a deductible buy-back reinsurance policy covering the deductible element of the Company’s insurance. The reinsurance policy covers the periods from April 1, 2006 to April 1, 2007, and for the period from April 1, 2007 to April 1, 2008.

Basis of Accounting

Assets and liabilities are recorded and revenues and expenses are recognized on the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all instruments with an original maturity of three months or less to be cash equivalents. Accounts are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2007 and 2006, amounts on deposit exceeded federally insured limits by $5,681,190 and $227,391, respectively.

Receivables

The Company provides an allowance for doubtful collections that is based upon review of outstanding receivables, historical collection information, and existing economic conditions. Trade receivables are due 30 days after issuance of the invoice. Receivables past due more than 120 days are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

Property and Equipment

Property and equipment are recorded at cost. The capitalization threshold is $1,000. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from three to seven years. Leasehold improvements are amortized over the lesser of the remaining lease terms or the service lives of the improvements using the straight-line method. Costs incurred in the development of software to be used in operations have been capitalized as work in process (WIP) and will be depreciated over the useful life of the internally developed software as the discrete projects come online. Depreciation expense for the years ended December 31, 2007 and 2006 was $393,469 and $319,113, respectively.

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

1)

Significant Accounting Policies (Continued):

Insurance Premiums Written

Insurance premiums are recognized as income over the period covered by the insurance policy. The portion of insurance premiums that will be carried in the future are deferred and reported as unearned premium reserve.

Provisions for Insurance Loss

The Captive provides medical professional liability reinsurance, the nature of which produces an inherent difficulty in quantifying the ultimate cost of settlement of losses which may result from claims on the Company.

The provision for outstanding losses includes an amount for outstanding claims determined from reports and individual cases and an amount based upon estimates by the directors and management for losses incurred but not reported. Such liabilities are necessarily based on estimates and the ultimate cost may be in excess of, or less than, the amounts provided. The methods of making such estimates and for establishing the resulting provision are continually reviewed and any resulting adjustments are reflected in earnings at the time the adjustments are known.

The Company’s liability for losses is ultimately based on management’s expectations of future events, supported by an actuarial review. It is reasonably possible that the expectations associated with these amounts could change in the near term (i.e., within one year) and that the effect of such changes could be material to the financial statements.

Compensated Absences

The Company allows employees to accumulate up to 5 days of annual leave. Annual leave accumulated in excess of 5 days is forfeited at the end of the year. Upon termination, employees are paid for all accrued annual leave earned and unforfeited.

Income Taxes

Effective January 1, 2006, the Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code and similar state statutes. Under those provisions, the shareholder is responsible for individual income taxes on the Company’s taxable income or loss. Certain states do not recognize this election. Tax expense reflected in the financial statements are for amounts due in those states.

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

2)

Restricted Cash

Under the terms of the Company’s reinsurance policy it is required to guarantee the payment of claims to its insured parties primary medical malpractice insurance carrier via a letter of credit. The value of this letter of credit amounted to $5,000,000 at December 31, 2007 and 2006, which is secured against cash held by the Captive in a restricted account.

3)

Outstanding Loss Reserves

	Restated 2007	2006
Provision for losses incurred:
Outstanding case reserves	$558,970	$77,528
Incurred but not reported reserve	6,382,395	5,008,165

	$6,941,365	$5,085,693

Activity for the outstanding loss provision is summarized as follows:

Balance at beginning of year	$5,085,693	$2,321,028

Incurred related to:
Current period	2,125,074	2,412,593
Prior period	298,087	450,848
	2,423,161	2,863,441
Paid related to:
Current period	(58,321)	—
Prior Period	(509,168)	(98,776)
	(567,489)	(98,776)

	$6,941,365	$5,085,693

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

4)

Line of Credit

Effective November 1, 2005, the Company entered into a financing arrangement with a financial institution which provided a $10,000,000 revolving line of credit with interest at the Prime Rate or LIBOR plus 2.25%. Additionally, the Company was required to pay a Commitment Fee in the amount of three eighths of one percent (.375%) of the daily unused facility. The borrowings are in a first priority position over other debt and are collateralized by ESOP pledged shares and all assets of MDA Holdings, Inc., Medical Doctors Associates, Inc., Allied Health Group, Inc., and Credent, Inc. The Company is required to maintain financial covenants and was in compliance with these covenants as of December 31, 2007 and 2006, respectively. The initial term of the agreement is for a three year period commencing November 1, 2005.

The prime rate at December 31, 2007 and 2006 was 7.25% and 8.25%, respectively. There was no outstanding balance on the line of credit at December 31, 2007 and 2006, respectively.

5)

Long-Term Liabilities

The Company has several Stock Redemption and ESOP term notes payable outstanding at December 31, 2007 and 2006.  Additionally, the Company has an unsecured term note payable outstanding at December 31, 2007 and 2006. These notes bear interest at 9%. The redemption notes have maturities ranging from May 1, 2018 to January 1, 2027. The ESOP and term notes mature in 2023. Scheduled future principal repayments on these notes as of December 31, 2007 are as follows:

	Redemption Notes	ESOP Notes	Term Note
2008	$186,570	$915,326	$112,729
2009	223,386	1,096,706	135,192
2010	244,341	1,199,586	147,874
2011	267,262	1,312,114	161,745
2012	292,333	1,435,199	176,918
2013 – 2017	1,928,212	9,466,509	1,166,944
2018 - 2022	1,087,887	12,212,006	1,827,064
2023 - 2027	1,161,828	1,409,481	271,534

	$5,391,819	$29,046,927	$4,000,000

6)

Operating Lease Commitments

The Company leases office space and equipment under non-cancelable agreements accounted for as operating leases. The following is a schedule of future minimum rental payments under operating leases as of December 31, 2007:

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

6)

Operating Lease Commitments (Continued)

Year Ended December 31,
2008	$1,012,662
2009	978,086
2010	659,790
2011	630,348
2012	562,646
2013 and thereafter	350,000
$4,193,532

Future minimum rental payments include payments under a lease with an entity partially owned by a former shareholder which expires February 28, 2014. Rental expense under this operating lease amounted to $300,000 for 2007 and $300,000 for 2006. Total rental expense under all operating leases amounted to $903,926 and $732,357 for 2007 and 2006, respectively.

7)

401(K) Savings Plan

All permanent employees of the Company may participate in a 401(K) savings plan, whereby the employees may elect to make contributions pursuant to a salary reduction agreement upon meeting the age and length of employment requirement. The plan is administered by the Company. Contributions of the Company are made at the discretion of the Board of Directors. The Company contributed $ 236,357 and $ 96,970 to the plan during the years ended December 31, 2007 and 2006, respectively.

8)

Employee Stock Ownership Plan

The Company sponsors a leveraged employee stock ownership plan (“ESOP”). Employees of the Company and its participating subsidiaries are eligible to participate in the Plan provided they are a "Covered Employee". A Covered Employee is any person employed by MDA Holdings, Inc. or its subsidiaries, with the exception of any employee of Allied Health Group, Inc. who is classified as an allied health care provider actually providing healthcare services. Persons not included in the Company's payroll records (i.e. Independent contracting leased employees) are not considered Covered Employees. Effective January 1, 2006, eligible participants must have attained 21 years of age and completed six months of service. Employees vest after completion of three years of service for employees terminating on or after January 1, 2007. A year of service is a calendar year of at least 1,000 hours of service. Service on and after January 1, 2004, will be included in each employees vesting schedule.

During 2005, the ESOP purchased 402,607 shares of common stock from the shareholders of the Company. The transaction was financed by cash and term notes to the shareholders from the ESOP and guaranteed by the Company. The Company accounts for these ESOP shares in accordance with Statement of Position 93-6. The debt of the ESOP is recorded as debt and the shares pledged as collateral are reported as unearned ESOP shares in the Balance Sheet of the Company. As shares are released from collateral, the Company

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

8)

Employee Stock Ownership Plan (Continued)

Reports compensation expense equal to the current market price of the shares, and the shares become outstanding. Dividends on allocated ESOP shares are recorded as a reduction of retained earnings; dividends on unallocated ESOP shares are recorded as a reduction of debt and accrued interest. As of December 31, 2007 and 2006, 287,729 and 307,168 shares remained unallocated, respectively. The Company’s stock was estimated to have a value at December 31, 2007 and 2006 of $101.68 and of $58.00 per share, respectively.

9)  Stock Redemption

Effective November 11, 2005, the Company redeemed 97,393 shares of treasury stock from its shareholders for a total purchase price of $9,403,489 by entering into term notes. The notes bear interest at 9% and have maturities ranging from May 1, 2018 to January 1, 2027.

10)

Advertising Costs

The Company incurs advertising costs related to physician placements. These costs are expensed as incurred. Total advertising costs for 2007 and 2006 were $305,804 and $300,608, respectively.

11) Concentration of Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and trade accounts receivable. The Company places its cash and temporary cash investments with high quality credit institutions. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited.

12) Income Taxes

Income tax benefit (expense) is comprised of the following components:

	2007	2006
Current:
Current Federal Income Tax	$—	$347,945
Current State Income Tax	(368,986)	30,830
	(368,986)	378,775
Deferred Federal & State Income tax	—	(380,702)
	$(368,986)	$(1,927)

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

13)

 Discontinued Operations

During 2007, certain operations were discontinued within Credent related to licensing and credentialing services. Reclassifications have been made to the 2006 statement of income in order to present the discontinued operations in a consistent manner with the 2007 classifications. Revenues for the discontinued operations for the years ended 2007 and 2006 totaled $639,885 and $646,316, respectively ($497,954 and $437,385, respectively, after eliminations). It is not anticipated that any assets will be disposed of or impaired relative to the discontinued operations.

14)

Performance Share Plan

On October 1, 2005 the Company adopted a performance share plan designed to retain designated key employees of the Company and its Subsidiaries. The maximum aggregate award available to the employee group under the plan would be the issuance of 23,151 of performance shares. A performance share is one synthetic equity unit with a value equal to the fair market value of one share of Company stock held by the MDA Holdings, Inc. ESOP Plan.

Additionally, on January 1, 2007 the Company adopted the 2007 Tier II Performance Share Plan. The maximum aggregate award available to the employee group under this plan would be the issuance of 15,000 of performance shares. A performance share is one synthetic equity unit with a value equal to the fair market value of one share of Company stock held by the MDA Holdings, Inc. ESOP Plan.

Financial performance goals were established and the performance periods to which the award relates begin January 1, 2006 and January 1, 2007. Performance shares would be eligible for vesting at the rate of 20 percent for each performance period based on rolling three-year performance periods (with the exception that the first performance period is composed of two years) beginning January 1, 2006 and ending December 31, 2011 unless other arrangements have been agreed to in individual award agreements.

Subject to certain provisions, any earned and vested performance shares will be converted to a cash amount, based on the fair market value of company stock as of the date of the participant’s termination of service. 20 percent of all converted performance shares will be paid on or as soon as practicable after the May 1st which follows the date of conversion. The remaining 80 percent will be paid in 20 percent installments on the successive anniversaries of the date on which the first installment is paid. In the event of a change in control, all vested and unvested performance shares will be paid, in a single sum in cash, on the date on which the change in control occurs.

MDA HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

14) Performance Share Plan (Continued)

At December 31, 2007, the liability for vested share units and compensation cost for the year totaled $1,409,386. The number and value of the vested share units at December 31, 2007 were as follows:

	Unit Value	Vested Units	Total
2005 Plan	$101.68	9,361	$951,826

2007 Plan	$101.68	4,500	$457,560
		13,861	$1,409,386

An external valuation was performed to estimate an ending fair value using a combination of the Discounted Cash Flow Method, the Merged and Acquired Method, and the Guideline Public Company Method. The estimated value was determined to be $105 per share. After considering the synthetic units vested at December 31, 2007, management estimates that the diluted fair market value of outstanding shares and synthetic units vested to be $101.68.

15) Restatement

These financial statements have been restated from the balances previously reported to reflect an adjustment of $365,704 to the outstanding loss reserves which were understated, as of December 31, 2007. This adjustment is the result of an error in the calculation of the 2007 year end balance.

SUPPLEMENTAL SCHEDULES

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATING BALANCE SHEET December 31, 2007

	MDA Holdings, Inc.	MDA	Allied Health Group	Credent	Jamestown Indemnity, LTD	Subtotal	Eliminating Entries	Consolidated Total
Assets
Current assets:
Cash	$5,782,890	$64	$440	$—	$4,628,149	$10,411,543	$—	$10,411,543
Restricted cash	—	—	—	—	5,000,000	5,000,000	—	5,000,000
Receivables:
Trade, net of allowance	—	12,397,011	317,845	62,709	—	12,777,565	—	12,777,565
Unbilled receivables	—	6,315,446	295,265	—	—	6,610,711	—	6,610,711
Due from employees	5,700	23,529	—	—	—	29,229	—	29,229
Other	76,730	11,486	—	—	819,500	907,716	(819,500)	88,216
Intercompany receivable:
Due from Credent	97,245	—	—	—	—	97,245	(97,245)	—
Due from MDA	—	—	—	108,053	—	108,053	(108,053)	—
Due from AHG	36,373	—	—	6,232	—	42,605	(42,605)	—
Due from MDA Holdings	—	—	—	—	—	—	—	—
Prepaid expenses	55,701	—	17,300	—	10,919	83,920	—	83,920
Prepaid insurance	—	—	37,835	—	—	37,835	—	37,835
Prepaid software license fees	31,071	—	—	—	—	31,071	—	31,071
Income tax receivable	7,094	—	—	—	—	7,094	—	7,094
Total current assets	6,092,804	18,747,536	668,685	176,994	10,458,568	36,144,587	(1,067,403)	35,077,184
Property and equipment, at cost:
Furniture and equipment	165,324	826,336	—	51,523	—	1,043,183	—	1,043,183
Leasehold improvements	204,540	149,928	—	—	—	354,468	—	354,468
Computers and software	755,708	1,448,539	1,464	74,119	—	2,279,830	—	2,279,830
WIP - Internally developed software	—	894,192	—	—	—	894,192	—	894,192
Less accumulated depreciation	(223,589)	(1,516,099)	(762)	(98,782)	—	(1,839,232)	—	(1,839,232)
Net property and equipment	901,983	1,802,896	702	26,860	—	2,732,441	—	2,732,441
Other assets:
Deposits	—	27,742	—	—	—	27,742	—	27,742
Investment in AHG	422,633	—	—	—	—	422,633	(422,633)	—
Investment in Credent	(10,918)	—	—	—	—	(10,918)	10,918	—
Investment in Jamestown Indemnity, LTD	2,598,536	—	—	—	—	2,598,536	(2,598,536)	—
Investment in MDA	12,198,110	—	—	—	—	12,198,110	(12,198,110)	—
Total other assets	15,208,361	27,742	—	—	—	15,236,103	(15,208,361)	27,742

Total assets	$22,203,148	$20,578,174	$669,387	$203,854	$10,458,568	$54,113,131	$(16,275,764)	$37,837,367
Current liabilities:
Bank overdraft	$93,741	$1,813,063	$27,784	$2,017	$—	$1,936,605	$—	$1,936,605
Accounts payable	104,653	846,796	—	11,982	—	963,431	—	963,431
Accrued provider payroll	—	3,423,832	158,632	—	—	3,582,464	—	3,582,464
Accrued incentives	249,042	1,983,484	12,464	15,000	—	2,259,990	—	2,259,990
Accrued income taxes	—	5,851	—	—	—	5,851	—	5,851
Outstanding claims reserve	—	—	—	—	1,100,352	1,100,352	—	1,100,352
IBNR reserve	—	—	—	—	5,841,013	5,841,013	—	5,841,013
Unearned premium reserve	—	—	—	—	819,500	819,500	(819,500)	—
Other accrued liabilities	289,560	198,985	5,269	88,529	99,167	681,510	—	681,510
Redemption notes — current portion	186,570	—	—	—	—	186,570	—	186,570
Term notes - current portion	112,729	—	—	—	—	112,729	—	112,729
ESOP notes - current portion	915,326	—	—	—	—	915,326	—	915,326
Intercompany payables:
Due to Credent	—	108,053	6,232	—	—	114,285	(114,285)	—
Due to MDA Holdings	—	—	36,373	97,245	—	133,618	(133,618)	—
Total current liabilities	1,951,621	8,380,064	246,754	214,773	7,860,032	18,653,244	(1,067,403)	17,585,841
Long-term liabilities:
Accrued incentive	1,409,386	—	—	—	—	1,409,386	—	1,409,386
Redemption notes, net of current portion	5,205,249	—	—	—	—	5,205,249	—	5,205,249
Term notes, net of current portion	3,887,271	—	—	—	—	3,887,271	—	3,887,271
ESOP notes, net of current portion	28,131,601	—	—	—	—	28,131,601	—	28,131,601
Total long-term liabilities	38,633,507	—	—	—	—	38,633,507	—	38,633,507

Total liabilities	40,585,128	8,380,064	246,754	214,773	7,860,032	57,286,751	(1,067,403)	56,219,348
Shareholders' equity :
Common stock	—	—	500	—	250	750	(750)	—
Additional paid in capital	—	10,941,193	—	—	1,014,750	11,955,943	(11,955,943)	—
Retained earnings	4,596,058	(6,317,941)	488,978	287,965	417,100	(527,840)	5,123,897	4,596,057
Current income (loss)	4,802,813	7,574,858	(66,845)	(298,884)	1,166,436	13,178,378	(8,375,565)	4,802,813
Contra equity - unearned ESOP shares	(27,780,851)	—	—	—	—	(27,780,851)	—	(27,780,851)
Total shareholders' equity	(18,381,980)	12,198,110	422,633	(10,919)	2,598,536	(3,173,620)	(15,208,361)	(18,381,981)

Total liabilities and shareholders equity	$22,203,148	$20,578,174	$669,387	$203,854	$10,458,568	$54,113,131	$(16,275,764)	$37,837,367

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATING STATEMENT OF INCOME For the Year Ended December 31, 2007

	MDA Holdings, Inc.	MDA	Allied Health Group	Credent	Jamestown Indemnity, LTD	Subtotal	Eliminating Entries	Consolidated Total

Sales	$—	$152,778,671	$7,178,585	$1,427,513	$—	$161,384,769	$(3,362,738)	$158,022,031
Fees	11,895,218	—	—	—	—	11,895,218	(11,895,218)	—
Underwriting income	—	—	—	—	3,245,500	3,245,500	(3,245,500)	—
	11,895,218	152,778,671	7,178,585	1,427,513	3,245,500	176,525,487	(18,503,456)	158,022,031

Cost of sales / underwriting expense	—	116,202,812	5,875,778	34,308	2,423,161	124,536,059	(6,602,569)	117,933,490

Gross profit	11,895,218	36,575,859	1,302,807	1,393,205	822,339	51,989,428	(11,900,887)	40,088,541

Operating expenses:
Selling, general & administrative expenses	10,057,541	17,408,743	1,095,781	971,585	95,985	29,629,635	—	29,629,635
ESOP administration	149,040	—	—	—	—	149,040	—	149,040
ESOP compensation expense	1,981,347	—	—	—	—	1,981,347	—	1,981,347
Management fee	—	11,545,693	271,254	78,271	—	11,895,218	(11,895,218)	—
Total operating expenses	12,187,928	28,954,436	1,367,035	1,049,856	95,985	43,655,240	(11,895,218)	31,760,022

Operating income (loss)	(292,710)	7,621,423	(64,228)	343,349	726,354	8,334,188	(5,669)	8,328,519

Other income (expense ) :
Interest income	162,202	41,509	—	—	440,082	643,793	—	643,793
Interest expense	(911,787)	—	—	—	—	(911,787)	—	(911,787)
Interest expense - ESOP	(2,610,382)	—	—	—	—	(2,610,382)	—	(2,610,382)
Miscellaneous	183,687	173,755	578	—	—	358,020	—	358,020
Investment Income:
Income from MDA	7,574,858	—	—	—	—	7,574,858	(7,574,858)	—
Income (loss) from AHG	(66,845)	—	—	—	—	(66,845)	66,845	—
Income from Credent	343,149	—	—	—	—	343,149	(343,149)	—
Income from Jamestown	1,166,436	—	—	—	—	1,166,436	(1,166,436)	—
Total other income (expense)	5,841,318	215,264	578	—	440,082	6,497,242	(9,017,598)	(2,520,356)

Income from continuing operations before income taxes	5,548,608	7,836,687	(63,650)	343,349	1,166,436	14,831,430	(9,023,267)	5,808,163

Income tax expense	(103,762)	(261,829)	(3,195)	(200)	—	(368,986)	—	(368,986)

Income (loss) from continuing operations	5,444,846	7,574,858	(66,845)	343,149	1,166,436	14,462,444	(9,023,267)	5,439,177

Discontinued operations:
Loss from operations of discontinued component - Credent	(642,033)	—	—	(642,033)	—	(1,284,066)	647,702	(636,364)

Net income (loss)	$4,802,813	$7,574,858	$(66,845)	$(298,884)	$1,166,436	$13,178,378	$(8,375,565)	$4,802,813

MDA HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATING STATEMENT OF CASH FLOWS For the Year Ended December 31, 2007

	MDA Holdings, Inc.	MDA	Allied Health Group	Credent	Jamestown Indemnity, LTD	Subtotal	Eliminating Entries	Consolidated Total

Net Income (Loss)	$4,802,813	$7,574,858	$(66,845)	$(298,884)	$1,166,436	13,178,378	$(8,375,565)	4,802,813

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	181,266	181,856	470	29,877	—	393,469	—	393,469
Non-cash ESOP expense	1,981,347	—	—	—	—	1,981,347	—	1,981,347
Earnings of equity investees	(192,266)	—	—	—	—	(192,266)	192,266	—

Changes in operating assets and liabilities:
Accounts receivable	—	1,174,827	3,523	6,341	(819,500)	365,191	819,500	1,184,691
Accounts receivable-intercompany	(78,145)	792,196	42,951	131,023	—	888,025	(888,025)	—
Employee receivables	(750)	(19,274)	—	—	—	(20,024)	—	(20,024)
Other	(66,730)	17,108	—	—	—	(49,622)	—	(49,622)
Unbilled receivables	3,332	60,402	29,686	—	—	93,420	—	93,420
Prepaid expenses	30,147	1,751,537	(35,135)	13,458	547	1,760,554	—	1,760,554
Income tax receivable	268,522	—	—	—	—	268,522		268,522
Deposits	—	(27,742)	—	—	—	(27,742)		(27,742)
Bank overdraft	(95,940)	(734,020)	12,260	(10,255)	—	(827,955)	—	(827,955)
Accounts payable	(97,918)	177,596	—	202	—	79,880	—	79,880
Losses payable	—	—	—	—	(16,882)	(16,882)	—	(16,882)
Accounts payable-intercompany	(835,147)	(132,822)	38,172	41,772	—	(888,025)	888,025	—
Accrued provider payroll	—	(1,119,286)	(26,490)		—	(1,145,776)	—	(1,145,776)
Accrued bonuses and commissions	1,264,928	300,910	2,039	15,000	—	1,582,877	—	1,582,877
Unearned premium reserve	—	—	—	—	32,500	32,500	(819,500)	(787,000)
Other accrued liabilities	251,642	(226,492)	(191)	86,622	(2,612)	108,969	—	108,969
Outstanding loss reserve	—	—	—	—	1,855,672	1,855,672	—	1,855,672
Income tax payable	—	(49,759)	—	—	—	(49,759)	—	(49,759)

Total adjustments to net income	2,614,288	2,147,037	67,285	314,040	1,049,725	6,192,375	192,266	6,384,641

Net cash provided by (used in) operating activities	7,417,101	9,721,895	440	15,156	2,216,161	19,370,753	(8,183,299)	11,187,454

Cash flows from investing activities:
Purchase of property and equipment	(828,584)	(1,544,874)	—	(15,156)	—	(2,388,614)	—	(2,388,614)

Net cash provided by (used in) in investing activities	(828,584)	(1,544,874)	—	(15,156)	—	(2,388,614)	—	(2,388,614)

Cash flow from financing activities:
ESOP note payments	(800,000)	—	—	—	—	(800,000)	—	(800,000)
Redemption note payments	(797,847)	—	—	—	—	(797,847)	—	(797,847)
Dividends paid	—	(8,183,299)	—	—	—	(8,183,299)	8,183,299	—

Net cash provided by (used in) financing activities	(1,597,847)	(8,183,299)	—	—	—	(9,781,146)	8,183,299	(1,597,847)

Net increase (decrease) in cash	4,990,670	(6,278)	440	—	2,216,161	7,200,993	—	7,200,993

Cash at beginning of year	792,220	6,342	—	—	2,411,988	3,210,550	—	3,210,550

Cash at end of year	$5,782,890	$64	$440	$—	$4,628,149	$10,411,543	$—	$10,411,543